UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2023

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 25, 2023, Otter Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly owned, direct subsidiary of ONEOK, Inc., an Oklahoma corporation (together with its subsidiaries, collectively, “ONEOK”), completed its merger (the “Merger”) with and into Magellan Midstream Partners, L.P., a Delaware limited partnership (“Magellan”), as a result of which Magellan became a wholly owned, direct subsidiary of ONEOK. The Merger was effected pursuant to the Agreement and Plan of Merger, dated May 14, 2023, by and among ONEOK, Merger Sub and Magellan.

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures

Following the Merger, on December 13, 2023, ONEOK, ONEOK Partners, L.P., a Delaware limited partnership (“ONEOK Partners”), ONEOK Partners Intermediate Limited Partnership, a Delaware limited partnership (“Intermediate Partnership”), Magellan, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into (i) a supplemental indenture to the Indenture, dated as of April 19, 2007 (as supplemented, the “2007 Indenture”), by and among Magellan, the guarantors party thereto and the Trustee, and (ii) a supplemental indenture to the Indenture, dated as of August 11, 2010 (as supplemented, and together with the 2007 Indenture, the “Indentures”), by and among Magellan, the guarantors party thereto and the Trustee, pursuant to which (a) ONEOK assumed the obligations of Magellan under the Indentures and Magellan was released from its obligations and (b) Magellan provided a guarantee of the currently outstanding notes under the Indentures. The foregoing description of the supplemental indentures is only a summary and is subject to, and entirely qualified by reference to, the full text of the supplemental indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of December 13, 2023, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Thirteenth Supplemental Indenture, dated as of December 13, 2023, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank Trust Company, National Association, as trustee.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: December 14, 2023	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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